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                                                                     EXHIBIT (b)

                                 AMENDMENT NO. 1

        AMENDMENT NO. 1 dated as of January 31, 1997 (the "Amendment") to Option and Purchase, Sale and Assignment Agreement dated as of September 12, 1996 (the "Assignment"), between The Chase Manhattan Bank (the "Bank"), formerly known as Chemical Bank, and CNL Holdings, Inc. (the "Buyer").

                                   BACKGROUND:

        The Buyer has requested that the Bank amend Section 2 of the Assignment to allow the Buyer to purchase the Assigned Rights in installments between the date hereof and April 15, 1997. The Bank is willing to do so on the terms and conditions set forth below.

        THEREFORE IT IS AGREED AS FOLLOWS:

         SECTION 1. Definitions; References. Capitalized terms that are defined in this Amendment shall have the meanings ascribed in this Amendment to such terms. All other capitalized terms shall have the meanings ascribed to such terms in the Assignment. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" shall from and after the date hereof refer to the Assignment as amended and modified hereby. For purposes of this Amendment, the following capitalized term shall have the meaning specified below:

         "Assignment Closing Date" shall mean a business day between the date hereof and April 15, 1997, including April 15, 1997, on which the Buyer completes its purchase of the Assigned Rights (as hereinafter defined).


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         SECTION 2. Obligation to Purchase Absolute. The Buyer and the Bank
agree that, notwithstanding the references in the Assignment to the granting and exercise of an option for the Buyer to purchase the Claims, the Buyer shall purchase the Claims pursuant to the terms of the Assignment, as modified by this Amendment, and such obligation is absolute.

         SECTION 3. Amendment to Section 2(B) of the Assignment. Section 2(B) of the Assignment is amended and restated in its entirety to read as follows:

     (B)(i) Before the close of business in New York on February 5, 1997 (the "First Installment Closing Date"), the Buyer shall purchase from the Bank, for an aggregate purchase price of $600,000.00, no less than (a) 133,333 shares of the Bank Shares, for a purchase price of $399,999.00 ($3.00 per share), plus (b) $200,001.00 of the Debt Claim, as defined in that certain Amendment No. 1 dated January 31, 1997 to Conolog Corporation Allonge dated September 11, 1996 (as amended, the "Allonge"), for a purchase price of $200,001.00, which portion of the Debt Claim shall be simultaneously converted into Note Shares in accordance with the terms of the Allonge.

     (ii) On the Assignment Closing Date, the Bank shall sell, assign, transfer and set over to the Buyer, without recourse, representation, or warranty (in each case except as expressly provided herein), and the Buyer shall purchase, subject to the terms and conditions hereof, an undivided one hundred percent (100%) interest in (a) all right, title and interest of the Bank in and to the Claims; (b) all right, title and interest of the Bank in and to the Loan Agreement; (c) any property which may be exchanged for or distributed or collected in respect of any of the foregoing; and (d) any and all causes of action or claims of the Bank (whether known or unknown) against any person or entity which are in any way based upon, arise out of, or are related to any of the foregoing (the items described in clauses (a), (b), (c) and (d) being collectively referred to herein as the "Assigned Rights"), excluding, however, any and all claims which may arise out of services rendered by the Bank to the Borrower other than under, and wholly unrelated to, the Loan Agreement (the "Retained Interests").

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     (iii) On any business day between the First Installment Closing Date and the Assignment Closing Date (any such date, an "Interim Installment Closing Date"; together with the First Installment Closing Date and the Assignment Closing Date, the "Closing Dates"), the Buyer may purchase from the Bank additional portions of the Debt Claim, which portions of the Debt Claim shall be simultaneously converted into Note Shares in accordance with the terms of the Allonge.

     (iv) On any of the Closing Dates, the Bank shall deliver or cause to be delivered to the Buyer: (a) the stock certificates representing the Bank Shares and Note Shares (as defined in the Allonge) purchased by the Buyer, together with any necessary stock powers.

     (v) On the Assignment Closing Date, the Bank shall also deliver or cause to be delivered to the Buyer the originally executed Note, duly endorsed to the Buyer or, at the Buyer's request, to the Buyer's nominee, and such other instruments and documents as the Buyer may reasonably request to evidence the Buyer's ownership of the Assigned Rights.

         SECTION 4. Amendment to Section 2(C) of the Assignment. Section 2(C) of the Assignment is amended and restated in its entirety to read as follows:

     (C)(i) Amounts to be paid by the Buyer on the First Installment Closing Date and any Interim Installment Closing Date shall be paid to the Bank at the Bank's New York, New York office by wire transfer of immediately available funds in the lawful currency of the United States of America in accordance with the wire instructions set forth in Section 2(A) hereof.

     (ii) On the Assignment Closing Date, the Buyer shall (a) pay to the Bank at the Bank's New York, New York office the sum of One Million Five Hundred Thousand Dollars ($1,500,000.00) (the "Assignment Purchase Price") minus the sum of the amounts paid to the Bank for the Option ($150,000.00) and for all stock and Debt Claim purchases on the First Installment Closing Date and all Interim Installment Closing Dates, by wire transfer of immediately available funds in the lawful currency of the United States of America in accordance with the wire instructions set forth in Section 2(A) hereof; and (b) assume the Bank's

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obligations under the Loan Agreement in respect of the Assigned Rights, which arise, accrue and are chargeable to the period after the Assignment Closing Date, other than the Retained Obligations (defined below) (collectively, the "Assumed Obligations"). The Bank (and not the Buyer) shall pay and duly perform all obligations or liabilities (1) arising from the breach by the Bank of its representations, warranties, covenants, agreements or indemnities made by the Bank in the Loan Documents; (2) for which the Buyer is indemnified under Section 6 hereof, or (3) arising from the Bank's gross negligence or willful misconduct (collectively, the "Retained Obligations").

         SECTION 5. Representations and Warranties. The Buyer hereby represents and warrants to the Bank as follows:

     A. Each of the representations and warranties made by or on behalf of the Buyer were true and correct as of the date on which made and are also true and correct at and as of the date hereof with the same effect as if made at and as of such time.

     B. The execution and delivery of this Amendment by the Buyer:

         (i) are within the Buyer's corporate powers, have been duly authorized by all necessary corporate action, and do not and will not contravene any provision of law applicable to the Buyer;

         (ii) do not contravene the terms of the articles of incorporation or bylaws of the Buyer; and

         (iii) create a valid and legally binding obligation of the Buyer, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting generally the enforcement of creditors' rights.

         SECTION 6. Effectiveness. This Amendment shall become effective as of the date upon which the following have been completed: (a) the purchase transactions described in

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Section 3 hereof with respect to Section 2(B)(i) of the Assignment, as amended hereby, have been completed and the Bank has received the purchase price of $600,000 by wire transfer of immediately available funds in the lawful currency of the United States of America in accordance with the wire instructions set forth in Section 2(A) of the Assignment; (b) the Buyer and the Bank deliver to one another executed counterparts hereof; (c) the Borrower shall have executed and delivered Amendment No. 1 to the Allonge; and (d) the Buyer has delivered to the Bank copies of its certificate of incorporation and bylaws, a copy of the resolution of the board of directors of the Buyer approving the terms hereof, an original incumbency certificate verifying the authorization of the CNL representative to execute this Amendment on behalf of CNL, and a certificate of good standing for CNL as a foreign corporation doing business in New York.

         SECTION 7. No Other Waivers; Reservation of Rights. Other than as specifically provided herein, this Amendment shall not operate as a waiver of any right, power, privilege or remedy of the Bank under the Assignment or an amendment of any other term or condition of the Assignment.

         SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 9. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

                          [NEXT PAGE IS SIGNATURE PAGE]


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               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.



                                             THE CHASE MANHATTAN BANK


                                             By: /s/ Mark A. Rechan
                                                ______________________________
                                                Name:  Mark A. Rechan
                                                Title: Vice President


                                             CNL HOLDINGS, INC.


                                             By: /s/ Randolph Pace
                                                _____________________________
                                                Name:  Randolph Pace
                                                Title: President